Item 77.C Matters submitted to a vote of security holders

SUPPLEMENTAL PROXY INFORMATION
October 31,, 2011 (unaudited)

Supplemental Proxy Information.
A Special Meeting of Trust shareholders was held on June 20, 2011.

BBH Core Select
On April 29, 2011, the record date for shareholders voting at the meeting, there were 38,172,515 total outstanding shares.

The following items were considered by Fund shareholders and the results of their voting are listed below.

Proposal:
To elect three Trustees to the Board of the Trust;

Susan C. Livingston
Shares voted affirmatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34,522,583
Shares voted negatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81,948
Shares abstaining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,567,984
Andrew S. Frazier
Shares voted affirmatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34,599,277
Shares voted negatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5,253
Shares abstaining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,567,985
Mark M. Collins
Shares voted affirmatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34,600,336
Shares voted negatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,195
Shares abstaining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,567,984

BBH International Equity Fund
On April 29, 2011, the record date for shareholders voting at the meeting, there were 55,967,420 total outstanding shares.

The following items were considered by Fund shareholders and the results of their voting are listed below.

Proposal:
To elect three Trustees to the Board of the Trust;

Susan C. Livingston
Shares voted affirmatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55,319,477
Shares voted negatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 540,592
Shares abstaining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107,351
Andrew S. Frazier
Shares voted affirmatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55,841,358
Shares voted negatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18,711
Shares abstaining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107,351
Mark M. Collins
Shares voted affirmatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55,841,358
Shares voted negatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18,711
Shares abstaining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107,351

BBH Broad Market Fund
On April 29, 2011, the record date for shareholders voting at the meeting, there were 207,181,804 total outstanding shares.

The following items were considered by Fund shareholders and the results of their voting are listed below.

Proposal:
To elect three Trustees to the Board of the Trust;

Susan C. Livingston
Shares voted affirmatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 205,221,196
Shares voted negatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,705,817
Shares abstaining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 254,791
Andrew S. Frazier
Shares voted affirmatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 206,927,013
Shares voted negatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0
Shares abstaining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 254,791
Mark M. Collins
Shares voted affirmatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 206,927,013
Shares voted negatively . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0
Shares abstaining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 254,791